Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of Integrity Fund of Funds, Inc. for the six months ended June 30, 1999. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1999, stabilizing global economies and the U.S. economy growing at what many economists believe is an unsustainable pace has led the Federal Reserve to raise short term interest rates a quarter of a percentage point. Strong consumer spending and a tight labor market were the primary factors for Mr. Greenspan's preemptive strike against a rise in inflation. Typically, a higher fed funds rate, the rate at which banks borrow from each other overnight, means higher rates for things such as mortgage loans, credit cards, and savings accounts.

On the other hand, investor confidence in Wall Street continues to push the markets to near record highs. Stronger corporate profits in the technology and blue chip sectors have fueled market advances for the first half of the year.

Integrity Fund of Funds, Inc. began the year at $14.22 per share and closed at $15.62 per share on June 30, 1999 for a 9.85% return for the first half of 1999. At times during the first half of the year, Integrity Fund of Funds, Inc. utilized a defensive position in S&P 500 futures to minimize the effects of market volatility. Share price was stabilized as market concerns of rising interest rates slowed the stock market and share price was tempered as stronger corporate profits strengthened the markets.

As we look into the crystal ball for the second half of 1999, a number of issues remain. Is the Federal Reserve done raising interest rates? Will new technology advances continue to strengthen corporate profits? Will Y2K come and go without a hitch? While the answers to these questions remain uncertain, one thing that is certain is our commitment to investing in proven funds that have weathered many concerns over the years.

Long-term capital appreciation and growth of income continue to be the primary objectives of the Fund.

Sincerely,




Monte L. Avery                            Robert E.Walstad
Chief Portfolio Strategist                President



Terms & Definitions
-------------------

Appreciation
   Increase in the value of an asset.

Average Annual Total Return
   A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
   A commonly used measure of inflation; it does not represent an investment return.

Contingent Deferred Sales Charge (CDSC)
   A charge applied at the time of redemption, assuming redemption at the end of the period.

Depreciation
   Decrease in the value of an asset.

Growth Fund
   A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
   Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
   A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
   Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
   A mutual fund whose shares are sold without a sales charge added to the net asset value.

Total Return
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE & COMPOSITION
-------------------------
[pie chart]

Portfolio Load Types
Load         96.4
No-Load       3.6

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 06-30-99, the fund has not paid a sales load to any fund.

Portfolio Investment Style
--------------------------
[pie chart]

Growth & Income          50.1
Growth                   36.0
Aggressive Growth         7.6
Balanced                  6.3

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]

            Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index

            Integrity Fund           Integrity Fund
            Of Funds                 of Funds
            w/o CDSC                 w/ CDSC                    S&P 500 Index
            -----------------------------------------------------------------
1/3/1995    $10,000                    $10,000                     $10,000
1995        $12,520                    $12,370                     $13,411
1996        $14,252                    $14,102                     $16,129
1997        $16,340                    $16,190                     $21,130
1998        $18,328                    $18,178                     $26,765
06/30/99    $20,133                    $19,983                     $29,888


Average Annual Total Returns
----------------------------

                          For periods ending June 30, 1999
                                                         Since Inception
                  1 year             5 year                   01/03/95
------------------------------------------------------------------------
Without CDSC      10.63%               N/A                       16.86%
With CDSC          9.13%               N/A                       16.67%

Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

Key Statistics
--------------

12-31-98 NAV (share value)            $14.22
06-30-99 NAV                          $15.62
Number of Issues                       18
Total Net Assets                      $22,298,605

Schedule of Investments June 30, 1999 (Unaudited)

Name of Issuer
Percentages represent the market value of each investment category to total net assets
                                                Quantity        Market Value
----------------------------------------------------------------------------------------
MUTUAL FUNDS (96.2%)

*AIM Aggressive Growth Fund A                     17,037     $     876,565
AIM Blue Chip Fund A                              46,502         2,114,438
AIM Charter Fund A                                99,951         1,705,161
*AIM Constellation Fund A                         22,824           757,306
*AIM Value Fund A                                 47,065         2,166,393
American Balanced Fund                            81,801         1,362,798
*American Washington Mutual Investors Fund        54,208         1,939,573
Dodge & Cox Stock Fund                             2,308           250,000
Massachusetts Investors Trust A                   58,335         1,239,611
MFS Capital Opportunities Fund                    54,657         1,076,741
MFS Research Fund A                               44,593         1,222,306
Mutual Beacon Fund Cl 1                           56,225           848,441
Mutual Qualified Fund Cl 1                        63,522         1,180,239
*New York Venture Fund A                          68,489         1,979,321
*Putnam Fund for Growth & Income A                53,799         1,206,169
*Putnam Vista Fund                                68,955         1,013,635
Vanguard Index Trust Growth Portfolio             7,508            261,937
Vanguard Index Trust 500 Portfolio                 2,051           260,068
                                                                 ---------

TOTAL MUTUAL FUNDS (COST: $17,368,887)                         $21,460,702
                                                                ----------

SHORT-TERM SECURITIES (3.1%)
Federated Money Market Trust #092  (COST: $699,467)                699,467
                                                                   --------

TOTAL INVESTMENTS IN SECURITIES (COST: $18,068,354)             $22,160,169
OTHER ASSETS LESS LIABILITIES                                       138,436
                                                                 ----------

NET ASSETS                                                      $22,298,605
                                                                 ==========

*Indicates securitites are segregated by the custodian to cover initial margin requirements.

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1999

Statement of Assets and Liabilities June 30, 1999 (Unaudited)
------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $18,068,354)       $22,160,169
     Variation margin                                                  159,332
     Cash                                                               15,386
     Accrued dividends receivable                                       10,910
     Prepaid expenses                                                    2,880
                                                                     ---------
        Total Assets                                                $22,348,677
                                                                     ----------

LIABILITIES
     Accrued expenses                                                   $50,072
                                                                         ------
        Total Liabilities                                               $50,072
                                                                         ------

NET ASSETS                                                          $22,298,605
                                                                     ==========
Net assets are represented by:
     Capital stock outstanding, at par                              $       143
     Additional paid-in capital                                      17,738,275
     Accumulated undistributed net realized gain (loss) on investments  468,372
     Unrealized appreciation on investments                           4,091,815
                                                                     ----------
          Total amount representing net assets applicable to
          1,427,953 outstanding shares of $.0001 par value
          common stock (1,000,000,000 shares authorized)             $22,298,605
                                                                      ==========

Net asset value per share                                                 $15.62
                                                                      ==========

Statement of Operations For the six months ended June 30, 1999 (Unaudited)


INVESTMENT INCOME
    Dividends                                                           $92,878
                                                                         ------
         Total Investment Income                                        $92,878
                                                                         ------

EXPENSES
    Investment advisory fees                                            $94,806
    Custodian fees                                                        1,569
    Transfer agent fees                                                  15,271
    Transfer agent out of pockets                                         1,687
    Accounting service fees                                              17,482
    Professional fees                                                     2,327
    Directors fees                                                        1,215
    Service fees                                                         26,335
    Reports to shareholders                                               1,272
    Insurance expense                                                       771
    License, fees, and registrations                                      7,758
                                                                       --------
        Total Expenses                                                 $170,493
    Less expenses waived or absorbed
    by the Fund's manager                                                (2,151)
         Total Net Expenses                                            $168,342
                                                                       --------

NET INVESTMENT INCOME (LOSS)                                            $(75,464)
                                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                            $585,659
     Capital gain distributions                                           75,487
     Futures transactions                                               (117,311)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                       1,522,195
                                                                       ----------
          Net realized and unrealized gain
          (loss) on investments                                       $2,066,030
                                                                       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $1,990,566
                                                                       ==========

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1999

Statement of Changes in Net Assets
For the six months ended June 30, 1999, and the year ended December 31, 1998
------------------------------------------------------------------------------

                                                                                   For the Six
                                                                                   Months Ended              For the
                                                                                   June 30, 1999             Year Ended
                                                                                  (Unaudited)                December 31, 1998
                                                                                   -------------------------------------------
<S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

    Net investment income (loss)                                                    $  (75,464)                     $ (72,757)
    Net realized gain (loss) on investment and futures transactions                    543,835                        937,710
    Net change in unrealized appreciation (depreciation) on investments
    and futures                                                                      1,522,195                      1,453,939
                                                                                    -----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations            $1,990,566                     $2,318,892
                                                                                    -----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.00 and $.00 per share, respectively)    $       0                      $       0
     Distributions from net realized gain on investment and futures
     transactions ($.00 and $.66 per share, respectively)                                    0                       (937,710)
                                                                                     -----------------------------------------
          Total Dividends and Distributions                                          $       0                      $(937,710)
                                                                                     -----------------------------------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                     $1,615,516                    $4,418,795
    Proceeds from reinvested dividends                                                  894,221                     1,345,191
    Cost of shares redeemed                                                          (2,259,835)                   (4,531,485)
                                                                                     -----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Capital
         Share Transactions                                                          $  249,902                    $1,232,501
                                                                                     ----------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                              $2,240,468                    $2,613,683

NET ASSETS, BEGINNING OF PERIOD                                                      20,058,137                    17,444,454
                                                                                     ----------------------------------------
NET ASSETS, END OF PERIOD                                                           $22,298,605                   $20,058,137
                                                                                     ========================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements June 30, 1999 (Unaudited)

Note 1.   ORGANIZATION

Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and State income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

Distributions to shareholders -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

Dividend income -- Dividend income is recognized on the ex-dividend date.

Futures contracts -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   CAPITAL SHARE TRANSACTIONS

As of June 30, 1999, there were 1,000,000,000 shares of $.0001 par value authorized; 1,427,953 and 1,410,128 shares were outstanding at June 30, 1999 and December 31, 1998, respectively. Transactions in capital shares were as follows:

                                                      Shares
                                        --------------------------------------
                                       For The Six
                                       Months Ended           For the Year
                                       June 30, 1999              Ended
                                       (Unaudited)          December 31, 1999
                                        --------------------------------------
Shares sold                              109,408                   317,592
Shares issued on reinvestment
of dividends                              62,885                   101,370
Shares redeemed                         (154,468)                 (323,906)
                                        --------------------------------------
Net increase (decrease)                   17,825                    95,056
                                        ======================================

Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of .90% of the Fund's average daily net assets. The Fund has recognized $94,806 of investment advisory fees for the six months ended June 30, 1999. The Fund has a payable to ND Money Management, Inc. of $17,193 at June 30, 1999 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc., ("Capital"), is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of .25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $24,184 of service fees, after partial waiver, for the six months ended June 30, 1999. The Fund has a payable to Capital of $4,620 at June 30, 1999 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $15,271 of transfer agency fees for the six months ended June 30, 1999. The Fund has a payable to ND Resources, Inc. of $2,718 at June 30, 1999 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $17,482 of accounting service fees for the six months ended June 30, 1999. The Fund has a payable to ND Resources, Inc. of $3,092 at June 30 1999 for accounting service fees.

Note 5.   INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,750,000 and $4,110,659, respectively, for the six months ended June 30, 1999.

Note 6.   INVESTMENT IN SECURITIES
At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $18,068,354, and the net unrealized appreciation of investments based on the cost was $4,091,815, which is comprised of $4,130,486 aggregate gross unrealized appreciation and $38,671 aggregate gross unrealized depreciation.

Financial Highlights
Selected per share data and ratios for the period indicated
------------------------------------------------------------------------

                                                                For the        For the       For the      For the      For the
                                                               Six Months       Year          Year         Year         Year
                                                               Ended June       Ended         Ended        Ended        Ended
                                                                30, 1999       December      December     December    December
                                                               (Unaudited)    31, 1998      31, 1997     31, 1996     31, 1995
                                                                --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 14.22       $ 13.27       $ 12.53      $ 11.76      $ 10.00
                                                                --------------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)                               $  (.05)      $  (.03)      $   .21      $   .10      $   .22
     Net realized and unrealized gain (loss)
     on investment and futures transactions                        1.45          1.64          1.63         1.53         2.30
                                                                --------------------------------------------------------------
         Total Income (Loss) From Investment Operations         $  1.40       $  1.61       $  1.84      $  1.63      $  2.52
                                                                --------------------------------------------------------------
Less Distributions:
     From net investment income                                 $   .00       $   .00       $  (.21)     $  (.10)     $  (.22)
     Distributions from net realized gains                          .00          (.66)         (.89)        (.76)        (.54)
                                                                --------------------------------------------------------------
         Total Distributions                                    $   .00       $  (.66)      $ (1.10)     $  (.86)     $  (.76)
                                                                --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $ 15.62       $ 14.22       $ 13.27      $ 12.53      $ 11.76
                                                                ==============================================================
Total Return                                                    19.70%(A)(C)   12.17%(A)     14.65%(A)   13.84%(A)   25.20%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)                   $ 22,299      $ 20,058      $ 17,444     $ 11,406     $ 4,362
     Ratio of net expenses (after expense
     assumption) to average net assets                          1.60%(B)(C)    1.60%(B)      1.62%(B)      1.63%(B)   1.59%(B)
     Ratio of net investment income to
     average net assets                                         (.72)%(C)      (.36)%        1.73%          .98%      4.00%
     Portfolio turnover rate                                    14.02%         32.28%       31.99%         50.11%    15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $2,151, $7,031, $24,114, $39,760 and $40,714. If the
     expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.62%, 1.64%, 1.78%, 2.08% and 3.60%, respectively.
(C)   Ratio is annualized.

The accompanying notes are an integral part of these financial statements.